                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY

                        PROJECT UNDERTAKING AND AGREEMENT

         This PROJECT UNDERTAKING AND AGREEMENT (this "Agreement"), dated as of March 23, 2004, is made by and between CALPINE CORPORATION, a Delaware corporation ("Calpine"). CALPINE GENERATING COMPANY., LLC, a Delaware limited partnership ("CGC"), and the indirect wholly-owned subsidiaries of CGC listed on the signature page hereof (each a "Facility Owner").

                                    RECITALS

         A. Calpine indirectly owns all the outstanding equity interest of CGC, and CGC indirectly owns all of the outstanding equity interest of the Facility Owners.

         B. CGC has agreed to (i) issue $235,000,000 in principal amount of its First Priority Secured Floating Rate Notes due 2009, $640,000,000 in principal amount of its Second Priority Secured Floating Rate Notes due 2010, $680,000,000 in principal amount of its Third Priority Secured Floating Rate Notes due 2011, and $150,000,000 in aggregate principal amount of its 11.5% Secured Notes due 2011 (collectively, the "Notes") pursuant to certain Indentures dated as of March 23, 2004, in each case with Wilmington Trust FSB, as Trustee thereunder (the "Indentures"), (ii) enter into a new $600,000,000 First Priority Term Loan Agreement dated as of March 23, 2004 and a $100,000,000 Second Priority Term Loan Agreement dated as of March 23, 2004 (the "Term Loan Agreements"), in each case with Morgan Stanley Senior Funding, Inc., as joint lead arranger, sole book-runner and administrative agent, The Bank of Nova Scotia, as joint lead arranger, and certain financial institutions party thereto from time to time, and (iii) enter into a $200,000,000 Amended and Restated Credit Agreement dated as of March 23, 2004 (the "Revolving Credit Agreement") with The Bank of Nova Scotia, as sole lead arranger, administrative agent, LC bank and sole book-runner, and certain financial institutions party thereto from time to time, The Indentures, the Term Loan Agreements and the Revolving Credit Agreement are referred to herein collectively as the "Debt Agreements".

         C. Columbia Energy, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of CGC ("Columbia"), owns and is developing a gas-fired electric generation facility in Columbia, South Carolina known as the Columbia Energy Center (the "Columbia Facility").

         D. Pastoria Energy Facility, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of CGC ("Pastoria"), owns and is developing a gas-fired electric generation facility in Kern County, California known as the Pastoria Energy Center (the "Pastoria Facility").

         E. Goldendale Energy Center, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of CGC ("Goldendale"), owns and is developing a gas-fired electric generation facility in Goldendale, Washington known as the Goldendale Energy Center (the "Goldendale Facility"). The Columbia Facility, the Pastoria Facility and the Goldendale Facilities are referred to collectively herein as the "Facilities Under Construction".

         F. CGC and certain other Facility Owners also own and have constructed certain other gas-fired electric generation facilities listed on Exhibit A attached hereto (collectively, the "Other Facilities").

         G. Calpine has entered into a settlement agreement (the "Siemens Settlement Agreement") with Siemens Westinghouse Power Corporation ("Siemens") relating to combustion turbines purchased or to be purchased by Calpine and several of its subsidiaries, including certain Facility Owners, which may result in Siemens setting off amounts due from other Calpine subsidiaries against amounts otherwise due to the Facility Owners.

         H. Calpine Operating Services Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Calpine ("COSCI"), CGC and the Facility Owners are concurrently entering into a Master Maintenance Services Agreement dated as of March 23, 2004 (the "Maintenance Services Agreement") for the various electric generating facilities owned by the Facility Owners, which may involve cancelling certain long term service agreements (each an "LTSA" and collectively the "LTSAs") with Siemens Westinghouse Power Corporation ("Siemens") and General Electric Company ("GE") and the payment of cancellation payments to Siemens and/or GE in connection with such cancellation.

         I. Calpine acknowledges that it will benefit, directly and indirectly, if CGC issues the Notes and enters into the Debt Agreements.

         J. The obligations of Calpine hereunder are being incurred concurrently with the obligations of CGC under the Notes and the Debt Agreements.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Calpine, CGC and the Facility Owners hereby agree as follows:

         1. Commercial Operation of Facilities Under Construction; Other Obligations; Certain Indemnities.

                  (a) Calpine agrees that it will use commercially reasonable efforts to cause commercial operation of the Facilities Under Construction to be achieved at the output levels specified on Exhibit A, Part 1 (at the reference conditions described on Exhibit A, Part 1) in accordance with prudent engineering practices and all legal requirements and applicable permits (with respect to each such Facility Under Construction, "Commercial Operation" of such Facility), in order that such Facilities Under Construction will be capable of generating power for sale to Calpine Energy Services, L.P. ("CES") under the Index Based Gas Sale and Power Purchase Agreement dated as of March 23, 2004 among CGC, the Facility Owners and CES within a reasonable period of time, taking into account the current states of construction and project construction schedules for such Facilities (the "Completion Obligations"). To the extent that funds therefor are available to CGC or the Facility Owners under the Revolving Credit Agreement or from Excess Cash Flow (as defined in the Indenture), CGC or the applicable Facility Owner may use such funds to pay for and discharge the Completion Obligations, and in such event Calpine shall be relieved of its Completion Obligations to the extent of such payment, but if such funds are not available to CGC or the Facility Owners, or CGC or the Facility Owners elect not to use such funds, for such purpose, or if CGC or the Facility Owners otherwise fail to discharge the Completion Obligations with respect to the Facilities Under Construction, Calpine shall pay and discharge such Completion Obligations from its own funds and resources. In fulfilling its obligations hereunder with respect to the Completion Obligations, Calpine hereby agrees to cause any and all costs of achieving Commercial Operation of the Facilities Under Construction, including without limitation the costs of all labor, materials, supplies and equipment related thereto and any and all costs and cost overruns prior to Commercial Operation (regardless of when Commercial Operation is achieved), to be funded, paid and satisfied from Calpine's own resources as the same shall become due, either by direct payment or through contributions (including subordinated debt) to CGC and/or the Facility Owners; provided, however, that the foregoing costs shall not include any consequential damages or costs related to delay in achieving Commercial Operation of the Facilities Under Construction, such as liquidated damages, lost revenues, interest charges or damages from loss of use of such Facilities.

                  (b) Calpine hereby agrees that, subject to the following sentence, it will cause the costs and expenses related to the Other Facilities as described on Exhibit A, Part 2 (the "Capital Improvements") to be funded, paid and satisfied from Calpine's own resources as the same shall become due, either by direct payment or through contributions (including subordinated debt) to CGC or the applicable Facility Owner (collectively, the "Other Capital Obligations"). Without limiting Calpine's obligations under this Section 1(b), to the extent that funds therefor are available to CGC or the Facility Owners under the Revolving Credit Agreement or from Excess Cash Flow, CGC or the applicable Facility Owner may use such funds to pay for such Capital Improvements, and in such event Calpine shall be relieved of its Other Capital Obligations to the extent of such payment, but if such funds are not available to CGC or the Facility Owners, or CGC or the Facility Owners elect not to use such funds, for such purpose, or if CGC or the Facility Owners otherwise fail to discharge the Other Capital Obligations, Calpine shall pay and discharge such Other Capital Obligations from its own funds and resources.

                  (c) Calpine hereby agrees to reimburse CGC and/or the appropriate Facility Owners, as applicable, upon demand, from Calpine's own resources for any amounts otherwise due and owing by Siemens to CGC and/or such Facility Owners which Siemens fails to pay because it has or asserts a right under the Siemens Settlement Agreement to set off claims against amounts owing from Calpine or its subsidiaries other than CGC and the Facility Owners against amounts otherwise due and owing by Siemens to CGC and/or the Facility Owners (the foregoing obligations are referred to herein as the "Siemens Obligations").

                  (d) Calpine agrees that it will pay or cause to be paid from Calpine's own resources, and to indemnify and hold CGC and the Facility Owners harmless from and against any and all cancellation charges, termination charges or similar charges payable to Siemens or GE in connection with any termination of the existing LTSAs in order to commence services for any electric generating facility under the Maintenance Services Agreement (the foregoing obligations are referred to herein as the "LTSA Obligations"'). The Completion Obligations, the Other Capital Obligations, the Siemens Obligations and the LISA Obligations are referred to herein collectively as the "Obligations."

         2.       Obligations Not Subject To Defenses.

                  (a) The Obligations set forth in Section 1 are primary obligations of Calpine and are in no way conditioned on or contingent upon any attempt to enforce in whole or in part CGC's liabilities and obligations under the Notes, the Debt Agreements, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise; provided, however, that Calpine shall be entitled to cause CGC to draw funds under the Revolving Credit Agreement (to the extent they are available) or to use Excess Cash Flow to pay any or all of such costs. Calpine shall pay or perform, as the case may be, the Obligations regardless of whether or not CGC or the applicable Facility Owner perform any of their obligations under the Notes, the Debt Agreements, any agreements related to achieving Commercial Operation of the Facilities Under Construction, the Maintenance Services Agreement, the LTSAs or any agreement relating to the construction of the Capital Improvements.

                  (b) CGC and, to the extent applicable, each affected Facility Owner may, at any time and from time to time, without the consent of or notice to Calpine, except such notice as may be required by applicable law which cannot be waived, without incurring responsibility to Calpine, without impairing or releasing the obligations of Calpine hereunder, upon or without any terms or conditions and in whole or in part:

                           (i)      change the manner, place and terms of
payment or performance or change or extend the time of payment or performance of, or renew or alter, any obligations and liabilities under or in respect of, or in any manner modify, amend or supplement the terms of, the Notes, the Debt Agreements, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise;

                           (ii)     exercise or refrain from exercising any
rights against any third party, or otherwise act or refrain from acting;

                           (iii)    settle or compromise any obligations and
liabilities related directly or indirectly to the Obligations or the subject matter thereof;

                           (iv)     apply any sums by whomsoever paid or
howsoever realized to any obligations and liabilities of CGC or the Facility Owners under the Notes, the Debt Agreements, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise in the manner provided therein regardless of what obligations and liabilities remain unpaid;

                           (v)      consent to or waive any breach of, or any
act, omission or default under, the construction contracts or supply agreements relating to the Facilities Under Construction, the LTSAs, the Maintenance Services Agreement or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise, or amend, modify or supplement the Notes, the Debt Agreements, the LTSAs, the Maintenance Services Agreement or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise; and/or

                           (vi)     act or fail to act in any manner referred to
in this Agreement which may deprive Calpine of its right to subrogation against CGC or a Facility Owner to recover full indemnity for any payments or performances made pursuant to this Agreement or of its right of contribution against any other person.

                  (c) No invalidity, irregularity or unenforceability of the obligations or liabilities under the construction contracts or supply agreements relating to the Facilities Under Construction, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise shall affect, impair or be a defense to the performance of the Obligations by Calpine.

         3. Representations and Warranties. Calpine makes the following representations and warranties to CGC and the Facility Owners as of the date hereof:

                  (a) Calpine is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) Calpine has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

                  (c) All governmental authorizations and actions necessary in connection with the execution and delivery by Calpine of this Agreement and the performance of its obligations hereunder have been obtained or performed and remain valid and in full force and effect.

                  (d) This Agreement has been duly executed and delivered by Calpine and constitutes the legal, valid and binding obligation of Calpine, enforceable against Calpine in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                  (e) The execution, delivery and performance of this Agreement (i) do not and will not contravene any provisions of Calpine's certificate of incorporation or bylaws, or any law, rule, regulation, order, judgment or decree applicable to or binding on Calpine or any of its affiliates or properties; (ii) do not and will not contravene, or result in any breach of or constitute any default under, any agreement or instrument to which Calpine is a party or by which Calpine or any of its properties may be bound or affected; and (iii) do not and will not require the consent of any person under any existing law or agreement which has not already been obtained.

                  4. Certain Waivers. Calpine hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation (a) any right to require CGC or a Facility Owner to proceed against, or to exhaust any security held by, any other person or to at any time or to pursue any other remedy in CGC's or a Facility Owner's power before proceeding against Calpine, (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of CGC, a Facility Owner or any other person or the failure of any person to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of CGC, a Facility Owner or any other person, (c) demand, presentment, protest and notice of any kind except as provided herein, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of CGC or a Facility Owner, (d) any defense based upon an election of remedies by any person which destroys or otherwise impairs the subrogation rights of Calpine, the right of Calpine to proceed against any person for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by CGC or a Facility Owner to Calpine for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of CGC or a Facility Owner or the failure by CGC or a Facility Owner to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Notes, the Debt Agreements, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise, (g) any duty on the part of CGC or a Facility Owner to disclose to Calpine any facts it may now or hereafter know about CGC, a Facility Owner or any of the Obligations, regardless of whether it has reason to believe that any such facts materially increase the risk beyond that which Calpine intends to assume, or have reason to believe that such facts are unknown to Calpine, or have a reasonable opportunity to communicate such facts to Calpine, since Calpine acknowledges that it is fully responsible for being and keeping informed of the financial condition of CGC and the Facility Owners, (h) the fact that Calpine may at any time in the future dispose of all or part of its direct or indirect interest in CGC, any Facility Owner or any other subsidiary, and (i) any defense based on any change in the time, manner or place of any payment or performance under, or in any other term of, the Notes, the Debt Agreements, the Maintenance Services Agreement, the LTSAs or any other document or agreement relating to the Facilities Under Construction, the Other Facilities or otherwise or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of such agreements; provided, however, that nothing herein shall constitute a waiver or relinquishment of any rights or obligations CGC may have hereunder or under the Debt Agreements, including its right to draw funds under the Revolving Credit Agreement or its rights to use Excess Cash Flow.

         5. Specific Performance. Calpine hereby irrevocably waives, to the extent it may do so under applicable legal requirements, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against Calpine for specific performance of this Agreement by CGC or a Facility Owner or any successor or assign thereof or for their benefit by a receiver, custodian or trustee appointed for CGC or a Facility Owner or in respect of all or a substantial part of its assets, under the bankruptcy or insolvency laws of any jurisdiction to which CGC or such Facility Owner or their assets are subject.

         6. Bankruptcy Code Waiver. Calpine hereby irrevocably waives, to the extent it may do so under applicable legal requirements, any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the U.S. Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings, or any successor provision of law of similar import, in the event of any bankruptcy event with respect to CGC or a Facility Owner. Specifically, in the event that the trustee (or similar official) in a bankruptcy event with respect to CGC or a Facility Owner or a debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of CGC or a Facility Owner under this Agreement), Calpine shall not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement is an executory contract or a "financial accommodation" that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Section 365(c)(1), 365(c)(2) or 365(e)(2) of the U.S. Bankruptcy Code, or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings or any successor provision of law of similar import. If a bankruptcy event with respect to CGC or a Facility Owner shall occur, Calpine consents to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or CGC's or a Facility Owner's trustee in bankruptcy, as the case may be.

         7.       Successions and Assignments.

                  (a) This Agreement shall inure to the benefit of the successors or assigns of CGC and the Facility Owners. Without limiting the generality of the foregoing, CGC and each Facility Owner may assign or pledge their respective rights under this Agreement as collateral for the Notes and the Debt Agreements.

                  (b) This Agreement is binding upon Calpine and its successors and assigns. Calpine may not assign its obligations hereunder to any other person without the written consent of CGC, and any purported assignment in violation of this provision shall be void.

         8. Waivers. No delay on the part of CGC or a Facility Owner in exercising any of their respective rights (including those hereunder), and no partial or single exercise thereof and no action or inaction by CGC or a Facility Owner, with or without notice to Calpine or anyone else, shall constitute a waiver of any rights or shall affect or impair this Agreement.

         9. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, and (b) if sent by overnight delivery service by the addressee, except that communication or notice so transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a business day and, if not, on the next following business day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following business day; provided, however that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 30 days' notice to the other party in the manner set forth hereinabove.

                  (a)      The address of Calpine for notices is:

                           Calpine Corporation
                           50 West San Fernando Street
                           San Jose, California 95113
                           Attention: General Counsel
                           Tel: (408) 995-5115
                           Fax: (408) 995-0505

                  (b)      The address of CGC for notices is:

                           Calpine Generating Company, LLC
                           50 West San Fernando Street, 5th Floor
                           San Jose, California 95113
                           Attention: General Counsel
                           Tel: (408) 995-5115
                           Fax: (408) 995-0505

                  (c) The address of each Facility Owner for notices is set forth on Exhibit B:

         10. Amendments. This Agreement may be amended only with the written consent of the parties hereto.

         11.      Jurisdiction; Governing Law.

                  (a) Any action or proceeding relating in any way to this Agreement may be brought and enforced in the courts of the State of California or of the United States for the Northern District of California. Any such process or summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to the parties as provided for notices hereunder.

                  (b) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the law of the State of California without reference to principles of conflicts of laws.

         12. Integration of Terms. This Agreement contains the entire agreement between Calpine, CGC and the Facility Owners relating to the subject matter hereof and supersedes all oral statements and prior writing with respect hereto.

         13. Interest; Collection Expenses. Any amount required to be paid by Calpine pursuant to the terms hereof shall bear interest at an annual rate equal the "prime rate" as published from time to time in the Wall Street Journal plus 2%, such rate to change as and when such "prime rate" changes, or the maximum rate permitted by law, whichever is less, from the date due until paid in full. If CGC or a Facility Owner is required to pursue any remedy against Calpine hereunder, Calpine shall pay to CGC or such Facility Owner, as applicable, upon demand, all reasonable attorneys' fees and expenses all other costs and expenses incurred by CGC or such Facility Owner, as applicable, in enforcing this Agreement.

         14.      Termination; Reinstatement of Agreement.

                  (a) Upon the indefeasible payment or performance in full of all Obligations, this Agreement shall terminate in its entirety.

                  (b) Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment by CGC or a Facility Owner in respect of the Obligations or by Calpine hereunder is rescinded or must otherwise be returned upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of CGC or a Facility Owner or otherwise, all as though such payment had not been made.

         15. Counterparts. This Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement.

         IN WITNESS WHEREOF, Calpine, CGC and the Facility Owners have caused this Agreement to be duly executed and delivered as of the day and year first written above.

CALPINE CORPORATION                      CALPINE GENERATING COMPANY, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

BAYTOWN ENERGY CENTER, L.P.              CARVILLE ENERGY, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

CHANNEL ENERGY CENTER, L.P.              COLUMBIA ENERGY, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

CORPUS CHRISTI COGENERATION,             DECATUR ENERGY CENTER, LLC
L.P.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice president                    Title: Vice president

DELTA ENERGY CENTER, LLC                 FREESTONE POWER GENERATION,
                                         L.P.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

GOLDENDALE ENERGY CENTER, LLC            LOS MEDANOS ENERGY CENTER, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

MORGAN ENERGY CENTER, LLC                CALPINE ONETA POWER, L.P.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

PASTORIA ENERGY FACILITY, L.L.C.         ZION ENERGY, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ------------------------                 -------------------------------
    Name:  ZAMIR RAUF                        Name:  ZAMIR RAUF
    Title: Vice President                    Title: Vice President

                                  EXHIBIT A TO
                        PROJECT UNDERTAKING AND AGREEMENT

PART 1 : FACILITIES UNDER CONSTRUCTION

Facility Under Construction                   Output Level                Reference Conditions
---------------------------                   ------------                --------------------
 Columbia Energy Center                          446 MW                  62 degrees F (dry bulb)
                                                                           14.63 psia pressure

  Pastoria Energy Center,                        244 MW                  52 degrees F (dry bulb)
           Phase 1                                                         14.17 psia pressure

  Pastoria Energy Center,                        730 MW                  52 degrees F (dry bulb)
       Phases 1 and 2                                                      14.17 psia pressure

 Goldendale Energy Center                        228 MW                  50 degrees F (dry bulb)
                                                                           13.87 psia pressure

PART 2: OTHER FACILITIES

    Other Project                     Funding Purpose                          Funding Obligation
    -------------                     ---------------                          ------------------
Morgan Energy Center               Transmission upgrades                           $11,400,000
 Zion Energy Center -        Road construction, punchlist items,                   $ 6,100,000
                                        retainage

                                  EXHIBIT B TO
                        PROJECT UNDERTAKING AND AGREEMENT

                               FACILITY ADDRESSES

BAYTOWN ENERGY CENTER FACILITY

8605 FM 1405
Baytown, Texas 77520
(281) 303-4200

CARVILL ENERGY CENTER FACILITY

4322 LA Highway 30
Saint Gabriel, Louisiana 70776
(225) 642-8993

CHANNEL ENERGY CENTER FACILITY

12000 Lawndale Street, LCR Gate 5
Pasadena, Texas 77017
(713) 456-1300

COLUMBIA ENERGY CENTER

100 Calpine Way
Gaston, South Carolina 29053
(803) 739-4940

CORPUS CHRISTI ENERGY CENTER FACILITY

3852 Buddy Lawrence Drive
Corpus Christi, Texas 78407
(361) 696-7700

DECATUR ENERGY CENTER FACILITY

2024 Highway 20 West
Decatur, Alabama 35601
(256) 301-6500

DELTA ENERGY CENTER FACILITY

1200 Darcy Lane
Pittsburg, California 94565
(925) 756-0789

FREESTONE ENERGY CENTER FACILITY

1366 FM 488
Fairfield, Texas 75840
(903) 389-1400

GOLDENDALE ENERGY CENTER

600 Industrial Park Way
Goldendale, Washington 98620
(509) 773-0380

LOS MEDANOS ENERGY CENTER FACILITY

750 East Third Street
Pittsburg, California 94565
(925) 473-2180

MORGAN ENERGY CENTER

1410 Red Hat Road
Decatur, Alabama 35601
(256) 308-3300

ONETA ENERGY CENTER FACILITY

25142 East 105th Street South
Broken Arrow, Oklahoma 74014
(918) 486-1800

PASTORIA ENERGY CENTER

39789 Edmonston Pumping Plant Road
Lebec, California 93243
(661) 654-8000

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ZION ENERGY CENTER

5701 Ninth Street
Zion, Illinois 60099
(847) 731-6250